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                                                           Exhibit 10.17

                                   THIRD AMENDMENT
                                          TO
                                   CREDIT AGREEMENT



     This Third Amendment to Credit Agreement (this "Amendment") is executed at Cleveland, Ohio as of July 25, 1998 by and among CHART INDUSTRIES, INC., a Delaware Corporation ("Parent"), ALTEC INTERNATIONAL LIMITED PARTNERSHIP ("Altec"), ALTEC, INC. ("AI"), CHART MANAGEMENT COMPANY, INC. ("Chart Management"), CHART INDUSTRIES FOREIGN SALES CORPORATION ("Chart Foreign"), GREENVILLE TUBE CORPORATION ("Greenville"), PROCESS SYSTEMS INTERNATIONAL, INC. ("PSI"), CRYENCO SCIENCES, INC. ("Sciences"), CRYENCO, INC. ("CI"), CHART UK INVESTMENTS LIMITED PARTNERSHIP ("Chart UK"), and CHART MARSTON LTD. ("Chart Martson")("The Parent, Altec, AI, Chart Management, Chart Foreign, Greenville, PSI, Sciences, CI, Chart UK and Chart Marston being referred to collectively as the Borrowing Group") and NATIONAL CITY BANK("NCB") and NBD BANK ("NBD") (NCB and NBD being referred to jointly as the "Banks" and singly as a "Bank") and NATIONAL CITY BANK, as agent for the Banks ("the Agent").

     WHEREAS, the Borrowing Group, the Banks and the Agent entered into a credit agreement dated as of July 29, 1997, as amended by a First Amendment to Credit Agreement dated as of October 8, 1997 and a Second Amendment to Credit Agreement dated March 5, 1998 (collectively, the "Credit Agreement"; all terms used in the Credit Agreement being used herein with the same meaning); and

     WHEREAS, the Borrowing Group and the Banks want to make certain changes in the Credit Agreement.

     NOW, THEREFORE, the Borrowing Group and the Banks agree as follows:

     1. AMENDMENT TO SECTION 7.19. Section 7.19 is hereby amended by deleting the reference to "Forty-One Million Dollars ($41,000,000.00)" and replacing it with "Forty-Five Million Dollars ($45,000,000.00)."

     2. REPRESENTATIONS AND WARRANTIES. The Borrowing Group hereby represents and warrants to Banks that:


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          (A)  The articles of incorporation and the code of regulations or by-laws of each member of the Borrowing Group has not been amended since the execution of the Second Amendment to Credit Agreement;

          (B) The Board of Directors of each member of the Borrowing Group has authorized the execution, delivery and performance of this Amendment by such member;

          (C) None of the representations and warranties made in Article IV of the Credit Agreement has ceased to be true and complete in any material respect as of the date hereof; and

          (D) As of the date hereof no Possible Default or Event of Default has occurred that is continuing.

     3. ACKNOWLEDGMENTS CONCERNING OUTSTANDING LOANS. The Borrowing Group acknowledges and agrees that, as of the date hereof, all of its outstanding Obligations to the Bank are owed without any offset, defense, claim or counterclaim of any nature whatsoever.

     4. REFERENCES. On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, and each reference in the Revolving Notes to the "Credit Agreement", "thereof", or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended hereby. The Credit Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Banks under the Credit Agreement or constitute a waiver of any provision of the Credit Agreement except as specifically set forth herein.

     5. COUNTERPARTS AND GOVERNING LAW. This Amendment may be executed in any number of counterparts, each counterpart to be executed by one or more of the parties but, when taken together, all counterparts shall constitute one agreement. This Amendment, and the respective rights and obligations of the parties hereto, shall be construed in accordance with and governed by Ohio law.


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     IN WITNESS WHEREOF, the Borrowing Group and the Banks have executed this
Amendment at the time and place first above mentioned.

CHART INDUSTRIES, INC.                  CHART MANAGEMENT COMPANY, INC.


By:  /s/ Don A. Baines                  By:  /s/ Don A. Baines
     -------------------------------         -------------------------------
     Don A. Baines,                          Don A. Baines,
     Treasurer and CFO                       Secretary and Treasurer


ALTEC INTERNATIONAL LIMITED             CHART INDUSTRIES FOREIGN SALES
        PARTNERSHIP                              CORPORATION

By:  CHART MANAGEMENT COMPANY, INC.     By:  /s/ Don A. Baines
       its sole general partner              -------------------------------
                                             Don A. Baines,
                                             Secretary and Treasurer

By:  /s/ Don A. Baines
     -------------------------------
     Don A. Baines, Secretary and
     Treasurer

ALTEC, INC.                             PROCESS SYSTEMS INTERNATIONAL, INC.

By:  /s/ Don A. Baines                  By:  /s/ Don A. Baines
     -------------------------------         -------------------------------
     Don A. Baines, Assistant                Don A. Baines, Assistant
     Secretary                               Clerk


GREENVILLE TUBE CORPORATION             CRYENCO SCIENCES, INC.

By:  /s/ Don A. Baines                  By:  /s/ Don A. Baines
     -------------------------------         -------------------------------
     Don A. Baines, Assistant                Don A. Baines, Secretary and
     Secretary                               Treasurer


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                                        CRYENCO, INC.


                                        By:  /s/ Don A. Baines
                                             -------------------------------
                                             Don A. Baines, Secretary,
                                             Treasurer and Chief
                                             Financial Officer

                                        NATIONAL CITY BANK


                                        By:  /s/ Anthony J. DiMare
                                             -------------------------------
                                             Anthony J. DiMare,
                                             Senior Vice President

                                        NBD BANK


                                        By:  /s/ Paul R. DeMelo
                                             -------------------------------
                                             Paul R. DeMelo, Vice President


                                        NATIONAL CITY BANK, as Agent


                                        By:  /s/ Anthony J. DiMare
                                             -------------------------------
                                             Anthony J. DiMare,
                                             Senior Vice President


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The undersigned hereby execute this Third Amendment to Credit Agreement in order to acknowledge that each of them is a "Company" and a "Subsidiary" and therefore bound by the terms and conditions of the Credit Agreement, as amended hereby, applicable to Companies and Subsidiaries, including, without limitation, the negative covenants contained in Article VII of the Credit Agreement, subject to exception as provided herein. Notwithstanding the foregoing neither of the undersigned is a member of the Borrowing Group nor liable for any payment obligations under the Credit Agreement, as amended hereby.


                                        CHART UK INVESTMENTS LIMITED PARTNERSHIP

                                        By: Chart Management, Inc.

                                          By: /s/ Don A. Baines
                                             -------------------------------
                                             Don A. Baines, Secretary
                                             and Treasurer

                                        CHART MARSTON LTD.

                                        By:  /s/ Don A. Baines
                                             -------------------------------
                                             Don A. Baines, Director


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